 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  May 30, 2018

ESSENDANT INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38499	36-3141189
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Parkway North Blvd. Suite 100 Deerfield, Illinois		60015-2559
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (847) 627-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                                                               Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 8.01	Other Events

Essendant Inc. (the “Company” or the “Registrant”) is filing this Current Report on Form 8-K to recast financial statements and other financial information previously included in its Annual Report on Form 10-K (the “2017 Form 10-K”) for the year ended December 31, 2017, filed with the Securities and Exchange Commission on February 21, 2018.

On January 1, 2018, the Company adopted the Financial Accounting Standards Board Accounting Standard Update (“ASU”) No. 2017-07, Compensation – Retirement Benefits (Topic 715): Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost. The standard requires registrants that include a measure of operating income to include the service cost component in the same financial statement line item as other compensation costs and to report other pension-related costs, including interest cost on projected benefit obligation, actuarial losses, settlement and curtailment effects, etc. separately, excluding them from operating expenses and operating income. The ASU also stipulates that only the service cost component of net benefit cost is eligible for capitalization. Application of the standard is required to be made on a retrospective basis for the presentation of the service cost component and the other components of net periodic pension cost and net periodic postretirement benefit cost in the income statement, while the change in capitalized benefit cost is to be applied prospectively.

Although ASU 2017-07 requires that the Company apply these retroactive adjustments to annual disclosures the next time it files its prior year financial statements, the Company determined to voluntarily file this Current Report on Form 8-K to reflect the adjustments to such prior year financial information at this time.

ASU 2017-07 impacted the operating (loss) income subtotal presented on the Consolidated Statement of Operations for the years ended December 31, 2017, 2016 and 2015, as well as items within the 2017 Form 10-K referencing operating (loss) income. Adoption of the ASU did not impact the Company’s net (loss) income, net (loss) income per share, Consolidated Balance Sheets, Consolidated Statements of Cash Flows, or Consolidated Statements of Changes in Stockholders’ Equity for the periods presented. Accordingly, the Company is filing this Current Report on Form 8-K to recast impacted areas within the following items of the 2017 Form 10-K:

•Item 6—Selected Financial Data

•Item 7—Management’s Discussion and Analysis of Financial Condition and Results of Operations

•Item 8—Financial Statements and Supplementary Data

Except as included in this filing with respect to ASU 2017-07, the Company has not updated or enhanced any other disclosures presented in its 2017 Form 10-K. All other information is presented as of the original filing date and has not been updated in this Current Report on Form 8-K. Without limitation of the foregoing, this Current Report on Form 8-K does not purport to update the Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the 2017 Form 10-K with respect to any uncertainties, transactions, risks, events or trends occurring, or known to management. More current information is included in the Company’s other filings with the Securities and Exchange Commission including the Form 10-Q filed April 25, 2018 and the Form 8-K’s filed March 3, 2018, April 12, 2018, April 25, 2018 and May 17, 2018. This Form 8-K should be read in conjunction with the 2017 Form 10-K and the Company’s other filings. Other filings may contain important information regarding uncertainties, trends, risks, events, transactions, developments and updates to certain expectations of the Company that may have been reported since the filing of the 2017 Form 10-K.

Cautionary Statement

This document contains forward-looking statements. From time to time, oral or written forward-looking statements may also be included in other information released to the public. These forward-looking statements are intended to provide management’s current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid. Forward-looking statements often contain words such as “expects,” “anticipates,” “estimates,” “intends,” “plans,” “believes,” “seeks,” “will,” “is likely to,” “scheduled,” “positioned to,” “continue,” “forecast,” “predicting,” “projection,” “potential” or similar expressions. Forward-looking statements may include references to goals, plans, strategies, objectives, projected costs or savings, anticipated future performance, results, events or transactions of the Company, and other statements that are not strictly historical in nature. These forward-looking statements are based on management’s current expectations, forecasts and assumptions. This means they involve a number of risks and uncertainties that could cause actual results to differ materially from those expressed or implied here, including but not limited to: market dynamics that create sales risks, including the Company’s reliance on key customers, including key customers in the independent reseller channel, the risks inherent in continuing or increased customer concentration and consolidations, efforts by suppliers and customers to bypass the Company and transact directly with each other, and competition from e-commerce businesses and other resellers increasing their presence at the wholesale level; the impact of price transparency, customer consolidation and product sales mix changes on the Company’s sales and margins; the Company’s reliance on supplier allowances and promotional incentives; the Company’s exposure to the credit risk of its customers; potential disruptions to the Company’s relationships with customers and suppliers due to the Company’s significant cost reduction initiatives; continuing or increasing competitive activity and pricing pressures within existing or expanded product categories, including competition from e-commerce businesses and the online branches of brick-and-mortar businesses; the impact of supply chain disruptions or changes in key suppliers’ distribution strategies; continued declines in end-user demand for products in the office, technology and furniture product categories; financial cycles due to secular consumer demand, recession or other events, most notably in the Company’s Industrial and Automotive businesses; the impact of the Company’s strategic objectives and possible disruption of business operations and relationships with customers and suppliers; the Company’s ability to manage inventory in order to maximize sales and supplier allowances while minimizing excess and obsolete inventory; the Company’s success in effectively identifying, consummating and integrating acquisitions; the Company’s ability to attract and retain key management personnel; the costs and risks related to compliance with laws, regulations and industry standards affecting the Company’s business; the Company’s ability to maintain its existing information technology systems and to successfully procure, develop and implement new systems and services without business disruption or other unanticipated difficulties or costs; the impact on the Company’s reputation and relationships of a breach of the Company’s information technology systems or a failure to maintain the security of private information; the availability of financing sources to meet the Company’s business needs; unexpected events that could disrupt business operations, increasing costs and decreasing revenues; the ability of the Company and Genuine Parts Company (“GPC”) to receive the required regulatory approvals for the proposed transaction in which GPC will separate its Business Products Group and combine this business with the Company and approval of the Company’s stockholders and to satisfy the other conditions to the closing of the transaction on a timely basis or at all; the occurrence of events that may give rise to a right of one or both of the Company and GPC to terminate the merger agreement between the Company and GPC; negative effects of the announcement or the consummation of the transaction with GPC on the market price of the Company’s common stock and/or on its business, financial condition, results of operations and financial performance; risks relating to the value of the shares of the Company to be issued in the transaction with GPC, significant transaction costs and/or unknown liabilities; the possibility that the anticipated benefits from the proposed transaction with GPC cannot be realized in full or at all or may take longer to realize than expected; risks associated with contracts containing consent and/or other provisions that may be triggered by the proposed transaction; risks associated with litigation related to the transaction with GPC; the possibility that costs or difficulties related to the integration of Essendant and GPC’s Business Products Group will be greater than expected; and the ability of the combined company to retain and hire key personnel. There can be no assurance that the proposed transaction with GPC will in fact be consummated in the manner described or at all. Stockholders, potential investors and other readers are urged to consider these risks and uncertainties in evaluating forward-looking statements and are cautioned not to place undue reliance on the forward-looking statements. For additional information on identifying factors that may cause actual results to vary materially from those stated in forward-looking statements, please see the Company’s and GPC’s reports on Forms 10-K, 10-Q and 8-K filed with or furnished to the U.S. Securities and Exchange Commission and other written statements made by the Company and/or GPC from time to time. The forward-looking information herein is given as of this date only, and neither the Company nor GPC undertakes any obligation to revise or update it.

Item 9.01	Financial Statements and Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP.
99.1	Items 6, 7 and 8 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2017.
101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema
101.CAL	XBRL Taxonomy Extension Calculation Linkbase
101.DEF	XBRL Taxonomy Extension Definition Linkbase
101.LAB	XBRL Taxonomy Extension Label Linkbase
101.PRE	XBRL Taxonomy Extension Presentation Linkbase

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ESSENDANT INC.
Date: May 30, 2018	/s/ Janet Zelenka
Janet Zelenka Senior Vice President and Chief Financial Officer